                                                                    EXHIBIT 24.1



                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date March 30, 1998             CARDIMA, INC.


                                By: /s/ PHILLIP C. RADLICK PH.D.
                                   -----------------------------------
                                        PHILLIP C. RADLICK PH.D.
                               PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR



                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip C. Radlick, Ph.D. and Ronald E. Bourquim, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

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

        SIGNATURE                       TITLE                                               DATE
        ---------                       -----                                               ----
 /s/ PHILLIP C. RADLICK PH.D.           PRESIDENT, CHIEF EXECUTIVE OFFICER AND          March 30, 1998
--------------------------------        DIRECTOR (PRINCIPAL EXECUTIVE OFFICER)
  PHILLIP C. RADLICK PH.D.

/s/ RONALD E. BOURQUIN                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      March 30, 1998
---------------------------------       (PRINCIPAL FINANCIAL AND ACCOUNTING
   RONALD E. BOURQUIN                   OFFICER)

/s/ MICHEAL J.F. DU CROS                DIRECTOR                                        March 30, 1998
----------------------------------
    MICHEAL J.F. DU CROS

/s/ JOSEPH S. LACOB                     DIRECTOR                                        March 30, 1998
----------------------------------
    JOSEPH S. LACOB

/s/ NEAL MOSZKOWSKI                     DIRECTOR                                        March 30, 1998
----------------------------------
    NEAL MOSZKOWSKI

/s/ GABRIEL B. VEGH                     EXECUTIVE VICE PRESIDENT, CHIEF                 March 30, 1998
----------------------------------      OPERATING OFFICER AND DIRECTOR
    GABRIEL B. VEGH

/s/ CHARLES P. WAITE, JR.               DIRECTOR                                        March 30, 1998
----------------------------------
    CHARLES P. WAITE, JR.
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